UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2025

Apimeds Pharmaceuticals US, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42545	85-1099700
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2 East Broad Street, 2nd Floor Hopewell, New Jersey	08425
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (808) 209-7887

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	APUS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 16, 2025, Apimeds Pharmaceuticals US, Inc. (the “Company”) amended the terms of three outstanding promissory notes as further described below.

On May 20, 2024, the Company issued to Inscobee Inc. (“Inscobee”) a promissory note in the principal amount of $100,000 (the “May 2024 Note”). On August 19, 2024, the Company issued to Inscobee a promissory note in the principal amount of $150,000 (the “August 2024 Note”). On March 31, 2025, the Company issued to Apimeds Inc. (“Apimeds Korea”) a promissory note in the principal amount of $250,000 (the “March 2025 Note, and together with the May 2024 Note and the August 2024 Note, the “Notes” and, each a “Note”).

The Notes bear interest at a rate equal to 5% per annum. The May 2024 Note and August 2024 Note became due and payable on the earlier of (i) the closing of an equity financing by the Company with gross proceeds to the Company of at least $3,000,000, or (ii) May 19, 2025. The March 2024 Note became due and payable upon the earlier of (a) December 31, 2026, or (b) consummation of an offering of the Company’s common stock resulting in the listing for trading of the Common Stock on the NYSE American, or other national securities exchange. Payment under each Note was due within five days of maturity.

The Company entered into an amendment to each Note (each an “Amendment” and, collectively, the “Amendments”), with Inscobee and Apimeds Korea, respectively. Each Amendment modified the term of each Note by extending the maturity date under each Note to May 19, 2026.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Amendment to Promissory Note
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apimeds Pharmaceuticals US, Inc.

Date: May 20, 2025	By:	/s/ Erik Emerson
	Name:	Erik Emerson
	Title:	Chief Executive Officer

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